UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

Greenwood Hall, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-184796	99-0376273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1936 East Deere Avenue, Suite 120, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(949) 655-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) The Board of Directors of Greenwood Hall, Inc. (the “Company”) has elected to retain Rose, Snyder & Jacobs LLP (“RSJ”) as the Company’s independent registered public accounting firm for the fiscal year ended August 31, 2014, subject to completion of its standard client acceptance procedures. This action effectively dismissed LBB & Associates Ltd., LLP (“LBB”), as the Company’s independent registered public accounting firm as of September 8, 2014.

LBB’s report on the Company’s financial statements for the fiscal year ended August 31, 2013 and 2012 and for the period from February 27, 2012 (inception) through August 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During the fiscal year ended August 31, 2013 and 2012 and for the period from February 27, 2012 (inception) through August 31, 2013 and 2012 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with LBB on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of LBB, would have caused LBB to make reference to the subject matter of the disagreement(s) in connection with its report.

During the fiscal year ended August 31, 2013 and 2012 and for the period from February 27, 2012 (inception) through August 31, 2013 and 2012 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided LBB with a copy of the foregoing disclosures and requested that LBB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of LBB’s letter, dated September 9, 2014, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal year ended August 31, 2013 and 2012 and for the period from February 27, 2012 (inception) through August 31, 2013 and 2012 and in the subsequent interim period through the date of appointment, the Company has not consulted with RSJ regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has RSJ provided to the Company a written report or oral advice that RSJ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, the Company has not consulted with RSJ regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). RSJ was the independent registered accounting firm of PCS Link, Inc. prior to the completion of the reverse merger of the Company and PCS Link, Inc. on July 22, 2014.

Item 5.03. Change in Fiscal Year.

In the Form 8-K dated July 23, 2014, the Company indicated that the Company’s fiscal year end was being changed to December 31, 2014. The Board of Directors has since determined not to change the Company’s fiscal year end. Accordingly, the Company’s fiscal year ended August 31, 2014.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from LBB & ASSOCIATES LTD., LLP, dated September 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWOOD HALL, INC.
Date: September 9, 2014
	By:	/s/ John Hall
Name: John Hall
Title: Chief Executive Officer